Guggenheim Variable Funds Trust
702 King Farm Blvd., Suite 200
Rockville, Maryland 20850
Supplement Dated November 20, 2017
to the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”), as each may be supplemented from time to time, for Series E (Total Return Bond Series) (the “Series”)
This supplement provides updated information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.
At a meeting held on November 14-15, 2017, the Board of Trustees of Guggenheim Variable Funds Trust approved a reduction in the advisory fee paid by the Series effective November 20, 2017 from 0.50% (subject to a 0.05% reduction on assets over $5 billion) to 0.39% (at all asset levels). Accordingly, the following changes are effective as of November 20, 2017.
The Series' Annual Fund Operating Expenses table in the section of the Prospectus entitled “Fees and Expenses of the Series” is deleted in its entirety and replaced as follows:

ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.39%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.27%
Interest and Other Related Expenses	0.05%
Other Remaining Expenses	0.22%
Total Annual Operating Expenses	0.91%
Fee Waiver (and/or expense reimbursement)[2,3]	-0.08%
Total Annual Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.83%

[1]	Restated to reflect current management fees.

[2]
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through May 1, 2019 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Series to the annual percentage of average daily net assets for the Series to 0.81%. The Investment Manager is entitled to reimbursement by the Series of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Series’ Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

3 The Investment Manager has contractually agreed through May 1, 2019 to waive the amount of the Series’ management fee to the extent necessary to offset the proportionate share of certain expenses incurred by the Series through its investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager.  The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Series’ Board of Trustees.
The Series' expense example in the section of the Prospectus entitled “Example” is deleted in its entirety and replaced as follows:
This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect expenses or charges of any variable annuity contract or variable life insurance policy, which if reflected would increase expenses.
The Example assumes that you invest $10,000 in the Series for the time periods indicated and reflects expenses whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$85	$282	$496	$1,112
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Any other references in the Prospectus and SAI to the Series' advisory fee are updated accordingly.
Please Retain This Supplement for Future Reference

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